EXHIBIT 10.47
                                          ADDENDUM NO. 1 TO OFFICE LEASE

         THIS ADDENDUM NO. 1 TO OFFICE LEASE (the "Addendum No. 1") made as of this 10th day of February, 1998 (the "Effective Date"), by and between (i) Greystone Square 127 Limited Liability Company, a District of Columbia limited liability company, hereinafter called "Lessor," as successor in interest collectively to The Greystone Square 127 Associates, the former beneficial owner of the office building situated at 1776 Eye Street, N.W., Washington, D.C. 20006 (the "Building"), and George H. Beuchert, Jr., Trustee, Thomas J. Egan, Trustee, Oliver T. Carr, Trustee, William Joseph H. Smith, Trustee, and The Kiplinger Washington Editors, Inc., Trustee, the owners of record who held legal title to the Building as trustees on behalf of The Greystone Square 127 Associates, the former beneficial owner of the Building, and (ii) Putnam, Hayes & Bartlett, Inc. a Massachusetts corporation, hereinafter called "Lessee."

                                                    WITNESSETH:

         WHEREAS, by Office Lease made, entered into and effective as of March 31, 1997 (the "Original Lease"), Lessor leased to Lessee and Lessee leased from Lessor approximately 45,116 square feet of rentable area on the fifth (5th) and sixth (6th) floors of the office building located at 1776 Eye Street, N.W., Washington, D.C. 20006 (such area being hereinafter referred to as the "Original Demised Premises", and the building being hereinafter referred to as the "Building");

         WHEREAS, pursuant to the section of the Original Lease entitled "OPTIONS TO EXPAND" Lessee had certain rights to expand the Original Demised Premises;

         WHEREAS, Lessor and Lessee have agreed to revise the Original Lease related to Lessee's rights to lease additional space in the Building as expansion areas of the Original Demised Premises;

         WHEREAS, Lessor and Lessee desire to formally reflect their understandings and agreements regarding the revision of Lessee's rights with regard to the leasing of additional space in the Building as expansion areas of the Original Demised Premises, and thus desire to modify the Original Lease accordingly, with respect to the following sections of the Original Lease:

1.       Demised Premises
2.       Term
3.       Rent
4.       Operating Expenses, Operating Costs and Real Estate Taxes
5.       Options to Expand
6.       First Right to Negotiate
7.       Alterations
8.       Broker and Agent, and
9.       Parking; and

WHEREAS, the Original Lease as modified and amended by this Addendum No. I are sometimes hereinafter collectively referred to as the "Lease."

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

         1.         DEMISED PREMISES

         (A)     Alternate Expansion Space One.

                  (1) As of 12:00 a.m. of January 1, 1998 (the "Alternate Expansion Space One Commencement Date") Lessor does hereby lease to Lessee and Lessee does hereby lease from Lessor, for the term and upon the conditions Set forth in this Addendum No. 1, a space on the seventh (7th) floor of the Building identified as of the Alternate Expansion Space One as Suite 750, containing approximately 3,660 square feet of rentable area (such space being hereinafter referred to as "Alternate Expansion Space One"). The Alternate Expansion Space One is outlined on the floor plan attached hereto as Exhibit A, and made a part hereof. The floor area measurement of the Alternate Expansion Space One has been measured in accordance with the Washington, D.C., Association of Realtors Standard Method of Measurement, 1983 Version.

                  (2)  Lessee  agrees  to  accept  possession  of the  Alternate
Expansion Space One in its "as-is" condition, existing on the Alternate Expansion Space One Commencement Date without Lessor being required to undertake any demolition, removals, alterations, improvements, decorations repairs or modifications of the Alternate Expansion Space One, except that Lessor shall take such steps as reasonably necessary to ensure (a) that building standard services specified in the Section of the Lease entitled "SERVICES AND UTILITIES" are readily available to the Alternate Expansion Space One, (b) that the Alternate Expansion Space One is fit out to a condition no less than building standard condition as specified in Exhibit B to the Lease, (c) that base building fire and life safety systems of the Building are sufficiently in compliance with applicable local codes and ordinances such that Lessee many obtain a certificate of occupancy for use of Alternate Expansion Space One for Lessee's business purposes and Lessee may obtain all necessary permits and licenses to permit Lessee to make Alterations to Alternate Expansion Space One, which Alterations by their nature fall generally within the scope and kind of building standard improvements identified in Exhibit B to the Lease, and (d) that as of the Effective Date any and all base building operating equipment serving the Alternate Expansion Space One is in normal operating condition, Notwithstanding the foregoing Lessor agrees to provide to Lessee the Alternate Expansion Space One Allowance as hereinafter noted in Subsection (A) of the Section of this Addendum No. 1 entitled "Alterations" subject however to the conditions for Lessor's obligation to deliver such Allowance specified in that Section.

          (B)     Mandatory Expansion Premises.

                  (1) As of 12:00 a.m. of the Mandatory Expansion Premises Commencement Date (as hereinafter defined), Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, for the term and upon the conditions set forth in this Addendum No. 1, a space on the seventh (7th) floor of the Building containing approximately 3,347 square feet of additional rentable area (such space hereinafter referred to as the "Mandatory Expansion Premises"). The Mandatory Expansion Premises is outlined on the floor plan attached hereto and made a part hereof as Exhibit A-1. The floor area measurement of the Mandatory Expansion Premises has been measured in accordance with the Washington, D.C., Association of Realtors Standard Method of Measurement, 1983 Version.

         (2) Lessee agrees to accept possession of the Mandatory Expansion Premises in its "as-is" condition, existing on the Mandatory Expansion Premises Commencement Date without Lessor being required to undertake any demolition, removals, alterations, improvements, decorations repairs or modifications of the" Mandatory Expansion Premises, except that Lessor shall take such steps as reasonably necessary to ensure (a) that building standard services specified in the Section of the Lease entitled "SERVICES AND UTILITIES" are readily available to the Alternate Expansion Space One, (b) that the Mandatory Expansion Premises are delivered in broom clean condition, (e) that the Alternate Expansion Space One is fit out to a condition no less than building standard condition as specified in Exhibit D to the Lease and that base building fire and life safety systems of the Building -are sufficiently in compliance with applicable local codes and ordinances such that Lessee many obtain a certificate of occupancy for use of Mandatory Expansion Premises for Lessee's business purposes and that Lessee may obtain all necessary permits and licenses to permit Lessee to make Alterations to Alternate Expansion Space One, which Alterations by their nature fall generally within the scope and kind of building standard improvements identified in Exhibit B to the Lease, and (d) that as of the date of delivery of the Mandatory Expansion Premises any and all base building operating equipment serving the Alternate Expansion Space One is in normal operating condition. Notwithstanding the foregoing Lessor agrees to provide to Lessee the Mandatory Expansion Premises Allowance as hereinafter noted in Subsection (B) of the Section of this Addendum No. 1 entitled "Alterations" subject however to the conditions for Lessor's obligation to deliver such Allowance specified in that Section.

         (C) "Definition of 'Demise Premises". As of the Alternate Expansion Space One Commencement Date, the Original Demised Premises and the Alternate Expansion Space One will be collectively referred to as the "Demised Premises," and the provisions of the Original Lease shall apply to the Demised Premises as so redefined subject however to, and except as modified by, the provisions of this Addendum No. 1". As of the Mandatory Expansion Premises Commencement Date, the Original Demised Premises, the Alternate Expansion Space One and the Mandatory Expansion Premises will thereafter be collectively referred to as the "Demised Premises" and the provisions of the Original Lease shall apply to the Demised Premises as so redefined subject however to, and except as modified by, the provisions of this Addendum No. 1".

         2.       TERM

         (A)      Alternate Expansion Space One.

                  (1) Subject to and upon the covenants, agreements and conditions of Lessor and Lessee set forth in this Addendum No. 1, the term of the Original Lease with regard to Alternate Expansion Space One shall commence on the Alternate Expansion Space One Commencement Date and shall be coterminous with the term of the Original Lease with regard to the. Original Demised Premises.

                  (2) With Lessee's acceptance of possession of the Alternate Expansion Space One pursuant to this Addendum No. 1, Lessor and Lessee shall execute the "Declaration as to Date of Delivery and Acceptance of Possession of Alternate Expansion Space One," attached hereto as Exhibit D-2 all specify the Alternate, which shall Expansion Space One Commencement Date. As of the Alternate Expansion Space One Commencement Date, Exhibit D-2 of the Original Lease shall be deemed deleted in its entirety.

         (B)      Mandatory Expansion Premises.

                  (1) Subject to and upon the covenants, agreements and conditions of Lessor and Lessee set forth in this Addendum No. 1, the term of the Original Lease with regard to the Mandatory Expansion Premises shall commence on April 1, 1999 (the "Mandatory Expansion Premises Commencement Date"), and shall be coterminous with the term of the Original Lease.

                  (2) In the event Lessor is unable to deliver possession of the Mandatory Expansion Premises to Lessee by the Mandatory Expansion Premises Commencement Date in Delivery Condition (as hereinafter defined) due to causes beyond the control of Lessor, Lessor, its agents and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from the Original Lease or its obligations under this Addendum No. 1 due to Lessor's inability to deliver the Mandatory Expansion Premises in Delivery Condition. The Mandatory Expansion Premises Commencement Date shall be extended, however, to the date Lessor delivers possession of the Mandatory
Expansion Premises in Delivery Condition, and Lessee's obligations to pay Mandatory Expansion Premises Monthly Rent (as hereinafter defined) pursuant to the Lease shall commence thereon- Notwithstanding the foregoing, Lessor shall diligently pursue the removal of any holdover tenant, including promptly filing legal action for any available summary landlord/tenant proceeding and diligently prosecuting such action to a final disposition. The Original Lease shall, however, otherwise continue in full force and effect as to the Original Demised Premises and the Alternate Expansion Space One in accordance with its terms. The term "Delivery Condition!' shall mean that at the time of delivery of the Mandatory Expansion Premises to Lessee (i) the Mandatory Expansion Premises are free and clear of all tenancies and occupancies, and (ii) the physical condition of the Mandatory Expansion Premises is as provided for in Subsection (B) (2) of the Section of this Addendum No, I entitled "Demised Premises".

                  (3) When Lessor delivers possession of the Mandatory Expansion Premises, Lessor and Lessee shall execute the "Declaration as to Date of Delivery and Acceptance of Possession of Mandatory Expansion Premises," attached hereto as Exhibit D-3, which shall specify the Mandatory Expansion Premises Commencement Date. For the purposes of the Lease, the term "Mandatory Expansion Premises Commencement Date" shall also mean any extended Mandatory Expansion Premises Commencement Date which may be established pursuant to the operation of the provisions of this section of the Addendum No. 1. As of the Effective Date, Exhibit D-3 to the Original Lease is deleted in its entirety.

         3.  RENT

         (A)      Alternate Expansion Space One.

                  (1) Lessee covenants and agrees to pay to Lessor as consideration for the leasing of the Alternate Expansion Space One the rent of any kind or nature hereinafter specified in this Addendum No. 1. In that regard Lessee agrees to pay monthly in advance to Lessor as part of rent monthly rent for the Alternate Expansion Space One, the sum of which is as of the Alternate Expansion Space One Commencement Date (as hereinafter defined), Ten Thousand Five Hundred Twenty Five and 55/100ths Dollars ($10,525.55), but which sum is subject to adjustment as provided for in Subsection (3) below of this Section of this Addendum No. 1 (the "Alternate Expansion Space One Monthly Rent"). Lessee's obligation to pay rent attributable to the Alternate Expansion Space One shall begin on the Alternate Expansion Space One Commencement Date and shall continue to remain an obligation of Lessee until completely satisfied.

                  (2) Alternate Expansion Space One Monthly Rent shall be payable with Monthly Rent in the manner and as otherwise specified in the Section of the Original Lease entitled "RENT' except that checks shall be made payable to "Greystone Square 127 Limited Liability Company" and shall be sent in care of "Hagner Management Corporation, Suite 710, 1776 Eye Street, N.W., Washington, D.C. 20006."

                  (3) Alternate Expansion Space One Monthly Rent shall be subject to annual escalation pursuant to the Section of the Original Lease entitled "ANNUAL ESCALATION OF MONTHLY RENT."

                  (4) Lessee additionally agrees to pay as rent with regard to the leasing of the Alternate Expansion Space One such sum arising under the Section of the Original Lease entitled "OPERATING EXPENSES. OPERATING COSTS AND REAL ESTATE TAXES" as provided for by the Section of this Addendum No. 1 entitled "OPERATING EXPENSES- OPERATING COSTS AND REAL ESTATE TAXES."

                  (5) Lessor agrees to abate and forgive the payment by Lessee of Alternate Expansion Space One Monthly Rent from January 1, 1998 through October 31, 1998, with Lessee's first payment of Alternate Expansion Space One Monthly Rent being due and payable as of November 1, 1998. Additionally Lessor agrees to abate and forgive the payment of Alternate Expansion Space One Monthly Rent for the calendar months of January 1999 and December 1999.

         (B)      Mandatory Expansion Premises.

                  (1) Lessee covenants and agrees to pay to Lessor as consideration or the leasing of the Mandatory Expansion Premises rent of any kind or nature hereinafter in this Addendum No. 1. In that regard Lessee agrees to pay monthly in advance to Lessor as monthly rent for the Mandatory Expansion Premises (the "Mandatory Expansion Premises Monthly Rent"). Mandatory Expansion Premises Monthly Rent, as of the Mandatory Expansion Premises Commencement Date, shall be an amount equal to one-twelfth (1/12th) of the product of the number of square feet of rentable area attributable to Mandatory Expansion Premises multiplied by the rental rate per rentable square foot for the Original Demised Premises which would be in effect as of the Mandatory Expansion Premises Commencement Date, said then effective rental rate being for the purposes of this paragraph the rate determined by multiplying the then applicable amount of Monthly Rent 1 (as defined in the Original Lease) as escalated pursuant to the Section of the Lease entitled "ANNUAL ESCALATION OF MONTHLY RENT" by twelve (12) and dividing the product thereof by 36,265 (being the rentable area of the Original Premises as described and defined in the Original Lease). Lessee's obligation to pay rent attributable to the Mandatory Expansion Premises shall begin on the Mandatory Expansion Premises Commencement Date and shall continue to remain an obligation of Lessee until completely satisfied.

                  (2) Mandatory Expansion Premises Rent shall be payable with Monthly Rent in the manner and as otherwise specified in the Section of the Original Lease entitled "RENT", except that checks shall be made payable to "Greystone Square 127 Limited Liability Company" and shall be sent in care of "Hagner Management Corporation, Suite 710, 1776 Eye Street, N.W., Washington, D.C. 20006."

                  (3) Mandatory Expansion Premises Monthly Rent shall be subject to annual escalation pursuant to the Section of the Original Lease entitled "ANNUAL ESCALATION OF MONTHLY RENT."

                  (4) Lessee additionally agrees to pay as rent with regard to the leasing of the Mandatory Expansion Premises such sums arising under the Section of the Original Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES" as provided for by the Section of this Addendum No.1 entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES."

                  (5) Lessor agrees to abate and forgive the payment by Lessee of Mandatory Expansion Premises Monthly Rent for the first three (3) full calendar months immediately following the Mandatory Expansion Premises Commencement Date.

         4.       OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES

         (A)      Operating Expenses.

                  (1) As of the Alternate Expansion Space One Commencement Date, Lessee's proportionate share of Operating Expenses (as defined in the Original Lease) allocable to the Alternate Expansion Space One shall be the percentage which the total rentable square feet of the Alternate Expansion Space One bears to the total rentable square feet of office and retail areas in the Building, which percentage as of the date of this Addendum No. 1 is 1.72% (based on the total rentable square feet of the office and retail areas in the Building as of the date of the Original Lease). The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Alternate Expansion Space One were leased by Lessee.

                  (2) As of the Mandatory Expansion Premises Commencement Date, Lessee's proportionate share of Operating Expenses allocable to the Mandatory Expansion Premises shall be the percentage which the total rentable square feet of the Mandatory Expansion Premises bears to the total rentable square feet of office and retail areas in the Building, which percentage shall be 1.57% (based on the total rentable square feet of the office and retail areas in the Building as of the date. of the Original Lease). The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Mandatory Expansion Premises were leased by Lessee.

         (B)      Operating Costs.

                  (1) As of the Alternate Expansion Space One Commencement Date, Lessee's proportionate share of Operating Costs (as defined in the Original Lease) allocable to the Alternate Expansion Space One shall be the percentage which the total rentable square feet of the Alternate Expansion Space One bears to the total rentable square feet of all office area in the Building, which percentage as of the date of this Addendum No. 1 is 1.83% (based on the total rentable square feet of office areas of the Building as of the date of the Original Lease). The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Alternate Expansion Space One we're leased by Leases.

                  (2) As of the Mandatory Expansion Premises Commencement Date, Lessee's proportionate share of Operating Costs allocable to the Mandatory Expansion Premises shall be the percentage which the total rentable square feet of the Mandatory Expansion Premises bears to the total rentable square feet of office area in the Building, which percentage shall be 1.68% (based on the total rentable square feet of office areas of the Building as of the date of the Original Lease). The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Mandatory Expansion Premises were leased by Lessee.

         (C)      Real Estate Taxes.

                  (1) As of the Alternate Expansion Space One Commencement Date, Lessee's proportionate share of Real Estate Taxes (as defined in the Original Lease) allocable to the Alternate Expansion Space One shall be the percentage which the total rentable square feet of the Alternate Expansion Space One bears to the total rentable square feet of all office and retail areas in the Building, which percentage as of the date of this Addendum No. 1 is 1.72% (based on the total rentable square feet of the office and retail areas in the Building as of the date of the Original Lease). The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar that the Alternate Expansion Space One were leased by Lessee.

                  (2) As of the Mandatory Expansion Premises Commencement Date, Lessee's proportionate share of Real Estate Taxes allocable to the Mandatory Expansion Premises shall be the percentage which the total rentable square feet of the Mandatory Expansion Premises bears to the total rentable square feet of office and retail areas in the Building, which percentage shall be 1.57% (based on the total rentable square feet of the office and retail areas in the Building as of the date of the Original Lease). The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Mandatory Expansion Premises were leased by Lessee.

         (D)      Estimated Payments.

         Lessee shall continue to pay to Lessor, as additional rent, Estimated Payments (as defined in the Original Lease) for Lessee's accumulated obligations for increases in Operating Expenses, Operating Costs, and Real Estate Taxes, except that the amounts of any Estimated Payment from time to time shall be adjusted as of the Alternate Expansion Space One Commencement Date and again as of the Mandatory Expansion Premises Commencement Date to reflect the increase in Lessee's obligations under this Section of this Addendum No. 1 attributable to the leasing first of the Alternate Expansion Space One and then to the leasing of the Mandatory Expansion Premises,

         (E) Mandatory Expansion Premises/Abatement of Additional Rent Attributable to Operating Expenses Operating Costs and Real Estate Taxes.

         So long as Lessee is not in a Material Default (as defined in the Original Lease) Lessor agrees to abate and forgive the payment of additional rent attributable to increases in Operating Expenses, Operating Costs and Real Estate Taxes through October 31, 1998, with Lessee's first payment of additional rent attributable to increases in Operating Expenses, Operating Costs and Real Estate Taxes, including Estimated Payments therefore, being due and payable as of November 1, 1998. Additionally Lessor agrees to abate and forgive the payment of one sixth (1/6th) of additional rent attributable to increases in Operating Expenses, Operating Costs and Real Estate Taxes for calendar year 1999.

         6.       OPTIONS TO EXPAND

         As of the Effective Date, the text of the Section of the Original Lease entitled "OPTIONS T0 EXPAND" is deleted in its entirety as of the Effective Date; additionally the Exhibits of the Original Lease related to the text of that Section of the Original Lease, identified as Exhibit A-2 and Exhibit A-3, and Exhibit D-2 and Exhibit D-3 are deleted in their entirety. In lieu of the text of such Section and such Exhibits, the following new text and the attached Substitute Exhibits A-2 through Substitute Exhibit A-7 and Substitute Exhibits D-2, D-3 and D-5 are added to the Lease in their respective places:

         "(A) Lessor grants to Lessee the following options to expand the Demised Premises during the term of this Lease.

(i) The first option to expand the Demised Premises (the "First Expansion Option") shall apply to space on the seventh (7th) floor of the Building, having a rentable area of approximately 1,583 square feet (said area being hereinafter referred to as the "First Expansion Space"). The First Expansion Space is roughly indicated on Substitute Exhibit A-2 attached hereto and made a part hereof. The First Expansion Space is identified as of the Effective Date of the Addendum No. 1 as Suite 735.

(ii) The second option-to expand the Demised Premises (the "Second Expansion Option") shall apply to space on the seventh (7th) floor of the Building, having a rentable area of approximately 3,277 square feet (said area being hereinafter referred to as the "Second Expansion Space"). The Second Expansion Space is roughly indicated on Substitute Exhibit A-3 attached hereto and made a part hereof The Second Expansion Space is identified as of the Effective Date of the Addendum No.1 as Suite 725.

                           (iii) The third option to expand the Demised Premises
(the "Third Expansion Option")
shall apply to space on the seventh (7th) floor of the Building, having a rentable area of approximately 974 square feet (said area being hereinafter referred to as the "Third Expansion Space"). The Third Expansion Space is roughly indicated on Substitute Exhibit A-4 attached hereto and made a part hereof. The Third Expansion Space is identified as of the Effective Date of the Addendum No.1 as Suite 720.

(iv) The fourth option to expand the Demised Premises (the "Fourth Expansion Option") shall apply to space on the seventh (7th) floor of the Building, having a rentable area of approximately 1,211 square feet (said area being hereinafter referred to as the "Fourth Expansion Space"). The Fourth Expansion Space is roughly indicated on Substitute Exhibit A-5 attached hereto and made a part hereof. The Fourth Expansion Space is identified as of the Effective Date of the Addendum No.1 as Suite 710,

(v) The fifth option to expand the Demised Premises (the "Fifth Expansion Option') shall apply to space on the seventh (7th) floor of the Building, having a rentable area of approximately 959 square feet (said area being hereinafter referred to as the "Fifth Expansion Space"). The Fifth Expansion Space is roughly indicated on Substitute Exhibit A-6 attached hereto and made a part hereof, The Fifth Expansion Space is identified as of the Effective Date of the Addendum No.1 as Suites 700-B,

(vi) The sixth option to expand the Demised Premises (the "Sixth Expansion Option") shall apply to space on the seventh (7th) floor of the Building, having a rentable area of approximately 7,589 square feet (said area being hereinafter referred to as the "Sixth Expansion Space"). The Sixth Expansion Space is roughly indicated on Substitute Exhibit A-7 attached hereto and made a part hereof. The Sixth Expansion Space is identified as of the Effective Date of the Addendum No.1 as Suite 700-A.

(vii)The First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, Fifth Expansion Space, and the Sixth Expansion Space are hereinafter sometimes singularly or collectively referred to as an '!Expansion Space"; and the First Expansion Option, the Second Expansion Option, the Third Expansion Option, the Fourth Expansion Option, the Fifth Expansion Option and Sixth Expansion Option are sometimes singularly or collectively referred to as an "Expansion Option."

(viii) Lessee's entitlement to any Expansion Option shall be conditioned upon Lessee exercising the applicable Expansion Option as set forth below. If Lessee shall be in Material Default under the Lease either on the date Lessee notifies Lessor of its intent to exercise the applicable Expansion Option or at any time thereafter up to and including the commencement date of the term of the Lease with respect to the applicable Expansion Space, then the Expansion Option with regard to the applicable Expansion Space shall become null and void and of no further force and effect.

         (B) Lessee may exercise an applicable Expansion Option only as follows:

                  (i) With -regard to the First Expansion Option, Lessee may only exercise the First Expansion Option by delivering written notice to Lessor, not later than June 30, 1998, nor earlier than January 1, 1998, specifying its election to exercise the First Expansion Option. If Lessee timely and properly gives notice of its election to exercise this Expansion Option, the commencement date of the Lease with -regard to the First Expansion Space, and the date Lessor shall deliver possession of the First Expansion Space to Lessee, shall be July 1, 1999 (the "First Expansion Space Lease Commencement Date"). In the event Lessor is unable to deliver possession of the First Expansion Space to Lessee by July 1, 1999, Lessor, its agents and employees, shall. not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from its obliga- to accept possession of the First Expansion Space, pay rent for the First Expansion Space, and perform any and all of Lessee's obligations under the Lease with respect to the First Expansion Space. The First Expansion Space Lease Commencement Date shall be extended to the earlier of (a) the date Lessor delivers possession of the First Expansion Space to Lessee, provided Lessor has given Lessee no less than ten (10) days prior written notice of the date of such delivery, or (b) the date Lessee enters into. possession of the First Expansion Space in accordance with the terms and conditions set forth herein. Lessor and Lessee shall confirm the First Expansion Space Lease Commencement Date by entering into the document provided for in Subsection (F) below of this Section.

                  (ii) No later than December 31, 2000, Lessor shall advise Lessee of the earliest date that Lessor will be able to deliver the Second Expansion Space to Lessee, which delivery date may be between April 1, 2002 and April 1, 2003. Lessee may exercise the Second Expansion Option only by delivering written notice to Lessor, no later than the later of March 31, 2001, or twelve (12) full calendar months prior to the stated delivery date given by Lessor in its notice to Lessee. Lessee may not issue its notice of election to exercise such option to expand prior to receiving Lessor's notice of a delivery date. Lessee's notice must specify its intent to exercise the Second Expansion Option. If Lessee timely and properly gives notice of its intent to exercise this Second Expansion Option, Lessor shall use due diligence to deliver the Second Expansion Space to Lessee on the delivery date specified in Lessor's notice (the "Second Expansion Space Lease Commencement Date"). In the event Lessor is unable to deliver possession of the Second Expansion Space to Lessee by Second Expansion Space Commencement Date, Lessor, its agents, and their respective officers and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from its obligation to accept possession of the Second Expansion Space, pay rent for the Second Expansion Space, and perform any and all of Lessee 's obligations under this Lease with respect to the Second Expansion. Space. The Second Expansion Space Lease Commencement Date shall be extended to the earlier of (a) the date Lessor delivers possession of the Second Expansion Space to Lessee in accordance with the- terms and conditions set forth herein, provided Lessor has given Lessee no less than ten (10) days prior written notice of the date of such delivery, or
(b) the date Lessee enters into possession of the Second Expansion Space. Lessor and Lessee shall confirm the Second Expansion Space Lease Commencement Date by entering into the document provided for in Subsection (F) below of this Section.

                  (iii) No later than December 31, 2000, Lessor shall advise Lessee of the earliest date that Lessor will be able to deliver the Third Expansion Space to Lessee, which delivery date may between April 1, 2002 and April 1, 2003. Lessee may exercise the Third Expansion Option only by delivering written notice to Lessor, no later than the later of March 31, 2001, or twelve
(12) full calendar months prior to the stated delivery date given by Lessor in its notice to Lessee. Lessee may not issue its notice of election to exercise such option to expand prior to receiving Lessor's notice of a delivery date. Lessee's notice must specify its intent to exercise the Third Expansion Option. If Lessee timely and properly gives notice of its intent to exercise this Third Expansion Option, Lessor shall use due diligence to deliver the Third Expansion Space to Lessee on the delivery date specified in Lessor's notice (the "Third Expansion Space Lease Commencement Date"). In the event Lessor is unable to deliver possession of the Third Expansion Space to Lessee by Third Expansion Space Commencement Date, Lessor, its agents, and their respective officers and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from its obligation to accept possession of the Third Expansion Space, pay rent for the Third Expansion Space, and perform any and all of Lessee 'a obligations under this Lease with respect to the Third Expansion Space. The Third Expansion Space Lease Commencement Date shall be extended to the earlier of (a) the date Lessor delivers possession of the Third Expansion Space to Lessee in accordance with the terms and conditions set forth herein, provided Lessor has given Lessee no less than ten (10) days prior written notice of the date of such delivery, or (b) the date Lessee enters into possession of the Third Expansion Space, Lessor and Lessee shall confirm the Third Expansion Space Lease Commencement Date by entering into the document provided for in Subsection (F) below of this Section.

                   (iv) No later than December 31, 2000, Lessor shall advise Lessee of the earliest date that Lessor will be able to deliver the Fourth Expansion Space to Lessee, which delivery date may be between April 1, 2002 and April 1, 2003. Lessee may exercise the Fourth Expansion Option only by delivering written notice to Lessor, no later than the later of March 31, 2001, or twelve (12) full calendar months prior to the stated delivery date given by Lessor in its notice to Lessee. Lessee may not issue its notice of election to exercise such option to expand prior to receiving Lessor's notice of a delivery date. Lessee's notice must specify its intent to exercise the Fourth Expansion Option. If Lessee timely and properly gives notice of its intent to exercise this Fourth Expansion Option, Lessor shall use due diligence to deliver the Fourth Expansion Space to Lessee on the delivery date specified in Lessor's notice (the "Fourth Expansion Space Lease Commencement Date"). In the event Lessor is unable to deliver possession of the Fourth Expansion Space to Lessee by Fourth Expansion Space Commencement Date, Lessor, its agents, and their respective officers and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or -released from its obligation to accept possession of the Fourth Expansion Space, pay rent for' the Fourth Expansion Space, and perform any and all of Lessee 's obligations under this Lease with respect to the Fourth Expansion Space. The Fourth Expansion Space Lease Commencement Date shall be extended to the earlier of (a) the date Lessor delivers possession of the Fourth Expansion Space to Lessee in accordance with the terms and conditions set forth herein, provided Lessor has given Lessee no less than ten (10) days prior written notice of the date of such delivery, or
(b) the date Lessee enters into possession of the Fourth Expansion Space. Lessor and Lessee shall confirm the Fourth Expansion Space Lease Commencement Date by entering into the document provided for in Subsection (F) below of this Section.

(v) No-later than December 31, 2000, Lessor shall advise Lessee of the earliest date that Lessor will be able to deliver the Fifth Expansion Space to Lessee, which delivery date may be between April 1, 2062 and April 1, 2003. Lessee may exercise the Fifth Expansion Option only by delivering written notice to Lessor, no later than the later of March 31, 2001, or twelve (12) full calendar months prior to the stated delivery date given by Lessor in its notice to Lessee. Lessee may not issue its notice of election to exercise such option to expand prior to receiving Lessor's notice of a delivery date. Lessee's notice must specify its intent to exercise the Fifth Expansion Option. If Lessee timely and properly 'gives notice of its intent to exercise this Fifth Expansion Option, Lessor shall use due diligence to deliver the Fifth Expansion Space to Lessee on the delivery date specified in Lessor's notice (the "Fifth Expansion Space Lease Commencement Date"). In the event Lessor is unable to deliver possession of the Fifth Expansion Space to Lessee by Fifth Expansion Space Commencement Date, Lessor, its agents, and their respective officers and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by -reason thereof, nor shall Lessee be excused or released from its obligation to accept possession of the Fifth Expansion Space, pay rent for the Fifth Expansion Space, and perform any and all of Lessee 's obligations under this Lease with respect to the Fifth Expansion Space. The Fifth Expansion Space Lease Commencement Date shall be extended to the earlier of (a) the date Lessor delivers possession of the Fifth Expansion Space to Lessee in accordance with the terms and conditions set forth herein, provided Lessor has given Lessee no less than ten (10) days prior written notice of the date of such delivery, or (b) the date Lessee enters into possession of the Fifth Expansion Space. Lessor and Lessee shall confirm the Fifth Expansion Space Lease Commencement Date by entering into the document provided for in Subsection (F) below of this Section.

                  (vi) With regard to the Sixth Expansion Option, Lessee may only exercise the Sixth Expansion Option by delivering written notice to Lessor, not later than March 31, 2003, nor earlier than October 1, 2002, specifying its election to exercise the Sixth Expansion Option. If Lessee timely and properly gives notice of its election to exercise this Expansion Option, the commencement date of this Lease with regard to the Sixth Expansion Space, and the date Lessor shall deliver possession of the Sixth Expansion Space to Lessee, shall be April 1, 2004 (the "Sixth Expansion Space Lease Commencement Date"). In the event Lessor is unable to deliver possession of the Sixth Expansion Space to Lessee by April 1, 2004, Lessor, its agents and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from its obligation to accept possession of the Sixth Expansion Space, pay rent for the Sixth Expansion Space, and perform any and all of Lessee's obligations under this Lease with re- to the Sixth Expansion Space. The Sixth Expansion Space Lease Commencement Date shall be extended to the earlier of (a) the date Lessor delivers possession of the Sixth Expansion Space to Lessee, provided Lessor has given Lessee to less than ten (10) days prior written notice of the date of such delivery, or (b) the date Lessee enters into possession of the Sixth Expansion Space in accordance -with the tern and conditions set forth herein. Lessor and Lessee shall confirm the Sixth Expansion Space Lease Commencement Date by entering into the document provided for in Subsection (F) below of this Section.

                  (vii) Lessee may exercise the Second Expansion Option, the Third Expansion Option, the Fourth Expansion Option and the Fifth Expansion Option by one or. more notices delivered to Lessor, provided that any notice or notices given must be delivered to Lessor no later than the later of March 31, 2001, or twelve (12) full calendar months prior to the stated delivery date given by Lessor in its notice to Lessee as specified above. Additionally Lessor may advise Lessee by one or more notices of the date or dates of delivery of the various Expansion Spaces designated as the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, or the Fifth Expansion Space, provided that Lessor shall have advised Lessee as to all of such delivery dates for all space encompassed in such Expansion Spaces by the close of business of December 31, 2000. As and to the extent that Lessee has exercised one or more of such Expansion Options, Lessor may deliver any Expansion Space for which Lessee has exercised its Expansion Option singly or in combination, provided that Lessor shall have delivered each Expansion Space for which Lessee has exercised an Expansion Option by April 1, 2003. Finally as to any Expansion Space identified as in this Section as the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, and the Fifth. Expansion Space in this Section, Lessor reserves the right to reconfigure any or all of such Expansion Spaces to permit Lessor to lease all or parts of the space encompassed by such Expansion Spaces to third parties during the period prior to delivery to Lessee pursuant to the provisions of this Section of the lease, and if Lessor elects to so reconfigure any or all of the space encompassed by those Expansion Spaces then any notice given to Lessee by Lessor pursuant to Subsections (B) (ii)
(iii), (iv) and (v) of this Section advising Lessee of the delivery date for any Expansion Space may refer to that Expansion Space as reconfigured, provided that Lessor may not delay, as a result of any leasing arrangement with any third party related to interim leasing of any space that is, in whole or in part, all or a portion of the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, and the Fifth Expansion Space, the delivery of any space indicated as part of any Expansion Space beyond the last date provided for Delivery of those Expansion Spaces in Subsections (B) (ii) (iii), (iv) and (v) of this Section.

                  (viii) Furthermore if the delivery date of any of the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space or the Fifth Expansion Space specified by Lessor would occur within three (3) calendar months of the delivery date for any other of these Expansion Spaces, then Lessee shall not be obligated to accept any Expansion Space unless or until Lessor is able to deliver at the same time one or more additional Expansion Space(s), such that the total rentable area being delivered by Lessor to Lessee at any one time as one or more Expansion Spares is in the aggregate no less than twenty four hundred (2,400) rentable square feet, which Space or Spaces would be contiguous.

         (C) Lessee's exercise of any Expansion Option shall be subject to the following conditions.

                  (i) Lessee shall accept the Expansion Space, as part of the Demised Premises, in its then "as Is" condition, existing on the date that possession of the Expansion Space is delivered to Lessee by Lessor, without Lessor being required to undertake any demolition, removals, alterations, improvements, decorations, repairs or modifications of the Expansion Space. Notwithstanding the agreement of Lessor and Lessee contained in the preceding sentence, Lessor shall take such steps as reasonably necessary to ensure (a) that building standard services specified in the Section of this Lease entitled "SERVICES AND UTILITIES" are readily available to the Expansion Space, (b) that the Expansion Space in question is fit out to a condition no less than building standard condition as specified in Exhibit 11 to this Lease, and (c) that base building fire and life safety systems of the Building are sufficiently in compliance with applicable local codes and ordinances such that (1) Lessee may obtain, if required by then applicable District of Columbia law, a certificate of occupancy for use of the Expansion Space for Lessee's business purposes and
(2) Lessee may obtain all necessary permits and licenses to permit Lessee to make Alterations to the Expansion Space, which Alterations by their nature fall generally within the scope and kind of building standard improvements identified in Exhibit B to this Lease,

                  (ii) The term of this Lease with respect to any Expansion Space shall commence on the applicable Expansion Space Commencement Date, and said term shall be coterminous with the initial term of this Lease and any extension thereof duly exercised by Lessee.

                  (iii) Lessee shall pay to Lessor, -as the initial monthly rent for the applicable Expansion Space (hereinafter "Expansion Space Monthly Rent"), an amount equal to one-twelfth (1/12th) of the product of the number of square feet of rentable area attributable to that Expansion Space multiplied by one hundred percent (100%) of the Net Effective Market Rental Rate projected to be in effect as of the applicable Expansion Space Commencement Date and further to pay the applicable Expansion Space Monthly Rent to Lessor with Monthly Rent. If Lessor and Lessee cannot reach agreement on the Net Effective Market Rental Rate for any Expansion Space at the time Lessee. exercises an Expansion Option within sixty (60) days after the date Lessor receives Lessee's notice of election to exercise the applicable Expansion ion Option, the Net Effective Market Rental Rate for the applicable Expansion Space shall be determined in accordance with the procedure set forth in Subsection (C) of the Section of this Lease entitled "OPTION TO EXTEND." Net Effective Market Rental Rate shall take into account that (i) any Expansion Space Monthly Rent for an Expansion Space shall be subject to periodic escalation during the term of this Lease as provided in Subsection (C)(vii) of this Section, and (ii) Lessee shall be paying to Lessor with regard to such Expansion Space additional rent arising under the provisions of the Section of this Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES" with the calendar year fixed as the Base Year for the calculations under that Section of this Lease with regard to the applicable Expansion Space to be the calendar year in which the appropriate Expansion Space Commencement Date of this Lease with regard to that Expansion Space occurs.

                  (iv) Lessee shall commence to pay the appropriate Expansion Space Monthly Rent, in advance, from and after the appropriate Expansion Space One Commencement Date.

                  (v) Lessee shall commence to pay, with regard to the applicable Expansion Space, additional rent arising under the provisions of the Section of this Lease entitled "OPERATING EXPENSES REAL ESTATE, OPERATING COSTS AND REAL ESTATE TAXES" as of the applicable Expansion Space Commencement Date, except that the calendar year fixed as the Base Year for the purposes of making the calculations under that Section shall be, with regard to the applicable Expansion Space, the calendar year in which the appropriate Expansion Space Commencement Date fixed under -the applicable provisions of Subsection (B) of this Section above occurs. The percentages of Lessee's proportionate shares of Operating Expenses, Operating Costs and Real Estate Taxes with regard to the applicable Expansion Space shall be determined by comparing the applicable rentable area of that Expansion Space in question to the stated rentable area of the office spaces of the Building or the stated rentable area of the office and retail spaces of the Building as given in that Section of this Lease.

                  (vi) During the initial term of this Lease, Expansion Space Monthly Rent for any Expansion Space as initially fixed at the leasing of such Expansion Space by Lease shall be subject to adjustment and increase as and when Monthly Rent is subject to adjustment pursuant to the provisions of the Section of this Lease entitled "ANNUAL ESCALATION OF MONTHLY RENT," and in accordance with the formula fixed therein for increase and escalation of Monthly Rent, provided that any such increase in any Expansion Space Monthly Rent shall be abated during the period from the Expansion Space Commencement Date through the last day of the calendar month that is twelve (12) full calendar months following the applicable Expansion Space Commencement Date. During the Extension Period, Expansion Space Monthly Rent for each Expansion Space shall be subject to adjustment and increase by the prevailing mechanism for effectuating an escalation of Monthly Rent agreed upon by Lessor and Lessee, or as otherwise determined pursuant to the provisions of Subsection (C) of the Section of this Lease entitled "OPTION T0 EXTEND."

                  (vii) All rent accruing or related to any Expansion Space shall be treated as part of rent due and owing by Lessee to Lessor under this Lease.

                  (viii) All other terms and conditions of this Lease shall apply to each Expansion Space, except as the same are specifically modified by the mutual written agreement of Lessor and Lessee, with the applicable Expansion Space being deemed to become and be treated as part of the Demised Premises from and after the applicable Expansion Space Commencement Date,

         (D) If Lessee duly and properly exercises the option to terminate the term of this Lease as provided in the Section of this Lease entitled "OPTION TO TERMINATE", then Lessee, by giving such notice of its election to terminate, shall be deemed to have waived thereafter any further rights under this Section to exercise any Expansion Option for Expansion Space not then exercised by Lessee through the giving of written notice to Lessor as provided in Subsection
(B) above of this Section. Additionally Lessee shall be obligated to pay to Lessor as consideration for the right to exercise such right of termination with regard to any Expansion Space leased by Lessee pursuant to this Section of this Lease as of the Termination Date, a termination payment calculated as provided in Subsection (E) of the Section of this Lease entitled "OPTION TO TERMINATE." Such termination payment shall be due and payable to Lessor with the Termination Payment provided for in that Section of this Lease.

         (E) Lessor shall have prepared an addendum setting forth the terms and conditions for Lessee's leasing of the applicable Expansion Space. Thereafter Lessor and Lessee agree in good faith to proceed to diligently negotiate and execute such addendum with intent of having such addendum executed by Lessor and Lessee within sixty (60) days after the date Lessor and Lessee agree upon the business terms for the leasing of the applicable Expansion Space, or alternatively. if applicable the date that the brokers present their determinations of Net Effective Market Rental Rate applicable to that Expansion Space.

         (F) As appropriate, when Lessor delivers possession of an Expansion Space to Lessee, Lessor and Lessee shall execute a document in the form of the Declaration, attached hereto as Exhibit D-5, which shall specify the applicable Expansion Space Commencement Date for that Expansion Space. In each case, execution of such document shall not be deemed a condition to the occurrence of the applicable commencement date of this Lease with regard to the applicable Expansion Space.

         (G) This Section of the Lease shall become null and void and of no force and effect if Lessee assigns this Lease, or has subleased at any one time in excess of thirty percent (30%) of the area of the Demised Premises as then leased by Lessee, to any party other than a qualified party identified in Subsection (D) of the Section of this Lease entitled "ASSIGNMENT AND SUBLETTING".

         6.       ALTERATIONS

         (A) In connection with Lessee's leasing of Alternate Expansion Space One pursuant to this Addendum No. 1, and except as specifically provided for in Subsection (A) (2) of the Section of this Addendum No. 1 entitled "Demised
Premises, " Lessor shall have no obligation to perform or pay for any Alterations in Alternate Expansion Space One or in the Demised Premises. Lessor shall, however, make available to Lessee, subject to the satisfaction of the conditions of this Section of this Addendum No. 1, an allowance in the amount of not more that One Hundred Seven Thousand Nine Hundred Seventy and 00/100 ths Dollars ($107,970.00) (the "Alternate Expansion Space One Allowance"). The Alternate Expansion Space One Allowance may be used by Lessee for (i) the hard construction costs incurred by Lessee to construct and install Alterations which Lessee may perform in or to the Alternate Expansion Space One during a period beginning on the Alternate Expansion Space One Commencement Date and expiring June 30, 2002 (the "Fit Out Period"), provided that if Lessee has not exercised its option to terminate the term of the Lease set forth in the Section of the Lease entitled ".OPTION TO TERMINATE" then the Fit Out Period shall be automatically extended to December 31, 2004; (h) any construction-related items (including by not limited to, architectural and consulting fees, permit fees, computer, telephone and communications facilities, and construction management fees); and (iii) the costs of office personal property of Lessee to be located in the Alternate Expansion Space One, including equipment and furniture. Provided Lessee has satisfied the conditions hereinafter related to release of all or any portion of the Alternate Expansion Space Allowance, no request for 'reimbursement to Lessee under the Alternate Expansion Space One Allowance will be accepted by Lessor prior to December 1, 1999 nor later than the last date of the Fit Out Period.

         (B) In connection with Lessee's leasing of Mandatory Expansion Premises pursuant to this Addendum No. 1, and except as specifically provided for in Subsection (B)(2) of the Section of this Addendum No. 1 entitled "Demised Premise" Lessor shall have no obligation to perform or pay for any Alterations in Mandatory Expansion Premises or in the Demised Premises. Lessor shall, however, make available to Lessee, subject to the satisfaction of the conditions of this Section of this Addendum No. 1, an allowance in the amount of not more than Eighty Three Thousand Six Hundred Seventy Five and 00/100ths Dollars
($83,675.00) (the "Mandatory Expansion Premises Allowance"). The Mandatory Expansion Premises Allowance may be used by Lessee for (i) the hard construction costs incurred by Lessee to construct and install Alterations which Lessee may perform in or to the Mandatory Expansion Premises during a period beginning on the Mandatory Expansion Premises Commencement Date and expiring June 30, 2002 (the "Fit Out Period"), provided that if Lessee has not exercised its option to terminate the term of the Lease set forth in the Section of the Lease entitled "OPTION TO TERMINATE" then the Fit Out Period shall be automatically extended to December 31, 2004; (ii) any construction-related items (including by not limited to, architectural and consulting fees, permit fees, computer, telephone and communications facilities, and construction management fees); and (iii) the costs of office personal property of Lessee to be located in the Mandatory Expansion Premises, including equipment and furniture, Provided Lessee has satisfied the conditions hereinafter related. to release of all or any portion of the Mandatory Expansion Premises Allowance, no request for reimbursement to Lessee under the Mandatory Expansion Premises Allowance will be accepted by Lessor prior to December 1, 1999 nor later than the last date of the Fit Out Period. Notwithstanding the foregoing if at any time Lessee is in default, after the giving of notice and the passage of the applicable period to cure, of its obligations to pay rent provided for under the Lease, then Lessor shall have no obligation to reimburse Lessor from the Mandatory Expansion Premises Allowance for any costs incurred by Lessee for or related to Alterations performed in or to the Mandatory Expansion Premises.

         (C) Any Alterations to the Alternate Expansion Space One and to the Mandatory Expansion Premises shall be performed in accordance with the Section of the Original Lease entitled "ALTERATIONS", except as hereinafter modified by the following provisions:

         (i) Prior to the commencement of any Alterations in and to the Alternate Expansion Space One and Mandatory Expansion Premises, Lessee shall also submit to Lessor copies of all permits required in connection therewith, and upon the completion of those Alterations, Lessee, at its expense, shall furnish to Lessor a set of the "as-built" plans for such Alterations performed in the Alternate Expansion Space One and Mandatory Expansion Premises.

(ii) Lessee shall promptly submit to Lessor (but on a monthly basis only) invoices for the costs incurred by Lessee in performing the Alterations in or related to Alternate Expansion Space One and Mandatory Expansion Premises, together with signed waivers of mechanic's hens executed by all contractors or subcontractors performing those Alterations, and such other information or documentation as Lessor's lender may request or require, which may include an architect's certificate of substantial completion for any final disbursement to be made. After inspection and approval of those portion(s) of these Alterations as reflected by such certificates and invoices and verification of the invoices and waivers submitted, Lessor shall promptly reimburse to Lessee appropriate amounts requested by the invoices. In no event, however, shall Lessor be obligated to reimburse Lessee for any amount if such amount individually or in the aggregate exceeds the total amount of the Alternate Expansion Space One Allowance and Mandatory Expansion Premises Allowance.

          (iii) Lessee must submit all invoices for reimbursement no earlier than December 1, 1999 and no later than the last date of the Fit Out Period, and Lessor shall have no obligation to reimburse Lessee for any invoices submitted prior to December 1, 1999 or after the last date of the Fit Out Period. In the event that Lessee has not requested release of all monies in the Alternate Expansion Space One Allowance and Mandatory Expansion Premises Allowance by the last date of the Fit Out Period, then any remaining monies shall be credited by Lessor to rent next due and owing by Lessee under the Lease.

          (iv) Notwithstanding the foregoing, Lessor shall have no obligation to reimburse Lessee or to credit any unused portion of the Alternate Expansion Space One Allowance and Mandatory Expansion Premises Allowance to Monthly Rent due and owing, if Lessee fails to comply with the terms and conditions of this Section of this Addendum No. 1, or if Lessee is in Material Default of the Lease, whether at the time Lessee makes a request for reimbursement or at any time thereafter up to and including the date Lessor makes any such reimbursement to Lessee.



         7.       BROKER AND AGENT

         (A) Lessor and Lessee each represent and warrant one to another that, except as hereinafter set forth, neither of them has employed any broker in carrying on the negotiations, or had any dealings with any broker, relating to this Addendum No. 1 to Lease Agreement. Lessor represents that it has employed Randall H. Hagner Company as its broker ("Lessor's Broker"); Lessee represents that it has worked with both Goodman Segar Hogan Hoffler and Jones Lang Wootton USA (collectively, "Lessee's Brokers"). Lessor, pursuant to a separate agreement, has agreed to pay the commission of Lessor's Broker, together with the commission of a single, authorized cooperating broker, Lessee represents and warrants to Lessor that in no event shall Lessor be obligated to pay a cooperating broke-rage or other commission to more than one of Lessee's Brokers. Lessor shall indemnify and hold Lessee harmless from and against all claim or claims for brokerage or other commission(s) arising from or out of any breach of the foregoing representation and warranty by Lessor. Lessee shall indemnify and hold Lessor harmless from and against all claim or claims for brokerage or other commission(s) arising from or out of my breach of any of the foregoing representations and warranties by Lessee, and additionally from or out or any conflicting or competing claims made by Lessee's Brokers as to any entitlement and/or amount of commission due to either of Lessee's Brokers and relating to this transaction.

         (B) Lessor has designated as of the date first hereinabove stated, Hagner Management Corporation, its manager of operations, as its agent pursuant to the provisions of the second (2nd) paragraph of the Section of the Original Lease entitled "BROKER AND AGENT."

         8.       PARKING

         (A) As of the Alternate Expansion Space One Commencement Date, Lessee shall be entitled to two (2) additional parking contracts, under the same terms and conditions as specified in the Section of the Original Lease entitled "PARKING," provided that the period for action by Lessee shall be sixty (60) days after the Alternate Expansion Space One.

         (B) As of the Mandatory Expansion Premises Commencement Date, Lessee shall be entitled to two (2) additional parking contracts, under the same terms and conditions of the Section of the Original Lease entitled "PARKING," provided that the period for action by Lessee shall be sixty (60) days after the Mandatory Expansion Premises Commencement Date.

         (C) As of the applicable Expansion Space Commencement Date, Lessee shall be entitled to appropriate number parking contracts, under the same terms and conditions of the Section of the Original Lease entitled "PARKING," provided that the period for action by Lessee shall be sixty (60) days after the applicable Expansion Space Commencement Date.

         9.       OTHER TERMS AND PROVISIONS

         All other provisions of the Original Lease shall remain in effect and unchanged except as modified herein, and all terms, covenants and conditions shall remain in effect as modified by this Addendum No. 1. If any provision of this Addendum No. 1 agreement conflicts with the Original Lease, the provisions of this Addendum No.
1 shall control.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Addendum No. 1 to Original Lease Agreement to be signed in their names by themselves or by their duly authorized representatives and delivered as their act and deed, continuing to be legally bound by all its terms and conditions.

LESSOR:

GREYSTONE SQUARE 127 LIMITED LIABILITY COMPANY, a District of Columbia limited liability company

By.      CAPITOL TREE LIMITED LIABILITY
         COMPANY,
         a District of Columbia limited
         liability company, a Member

By: NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, a Delaware corporation, its Member

By: REYSTONE REALTY CORPORATION, a Delaware corporation, as duly authorized agent for New York Life Insurance and Annuity Corporation

Attest:

Name: /s/Mary M. Macy
Title: Assistant Secretary

(Corporate Seal)

By:

Name: Assistant
Title: Assistant Secretary

(Corporate Seal)

By: /s/Daniel J. McKillop
Daniel J. McKillop
Vice President

By. KBSK SQUARE 127 LIMITED PARTNERSHIP a District of Columbia limited partnership, a Member

By: KBSK SQUARE 127 ASSOCIATES, L.L.C., a District of Columbia limited liability company, its sole General Partner

By:  The Kiplinger Washington Editors, Inc Manager and Member
Name:
Title: Manager

Attest:

By:
Name: Assistant Secretary

(Corporate Seal)

LESSEE:

Putnam, Hayes & Bartlett, Inc.

By: /s/ Barbara J. Levine
Barbara J. Levine
Corporate Counsel and Clerk


Attest:

Name:
Title:

(Corporate Seal)

                                   "Exhibit A"
                        to Addendum No. 1 to Office Lease
                      Plan of Alternate Expansion Space One

                                    EXHIBIT A

                               Seventh Floor Plan
                              Intentionally Deleted

                                  "Exhibit A-1"
                        to Addendum No. I to Office Lease
                      Plan of Mandatory Expansion Premises

                                   EXHIBIT A-1


                               Seventh Floor Plan
                              Intentionally Deleted

                                "Exhibit it A-2"
                        to Addendum No. I to Office Lease
                          Plan to First Expansion Space

                                   EXHIBIT A-2


                               Seventh Floor Plan
                              Intentionally Deleted

                                  "Exhibit A-3"
                        to Addendum No. 1 to Office Lease
                         Plan of Second Expansion Space

                                   EXHIBIT A-3



                               Seventh Floor Plan
                              Intentionally Deleted

                                  "Exhibit A-4"
                        to Addendum No. 1 to Office Lease
                          Plan of Third Expansion Space

                                   EXHIBIT A-4


                               Seventh Floor Plan
                              Intentionally Deleted

                                  "Exhibit A-5"
                        to Addendum No. 1 to Office Lease
                         Plan of Fourth Expansion Space

                                   EXHIBIT A-5

                               Seventh Floor Plan
                              Intentionally Deleted

                                  "Exhibit A-6"
                        to Addendum No. 1 to Office Lease
                          Plan of Fifth Expansion Space

                                   EXHIBIT A-6

                               Seventh Floor Plan
                              Intentionally Deleted

                                  "Exhibit A-7"
                        to Addendum No. 1 to Office Lease
                          Plan of Sixth Expansion Space

                                   EXHIBIT A-7

                               Seventh Floor Plan
                              Intentionally Deleted

                                  "Exhibit D-2"
                       Declaration As to Date of Delivery
                         And Acceptance of Possession of
                          Alternate Expansion Space One



         Attached to and made a part of the Lease, dated the ___________ day of ____________, 19__, entered into by and between Greystone Square 127 Limited Liability Company, a District of Columbia limited liability company, (the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called "Lessee."

         Lessor and Lessee do hereby declare and evidence that possession of the Expansion Space Two was accepted by Lessee in its "as is" condition on the ________ day of __________, ____. The Lease is now in fall force and effect with regard to Alternate Expansion Space One. For the purpose of this Lease, Alternate Expansion Space One Commencement Date is established as beginning on the _________________ day of ________________, ________. As of the date of delivery and acceptance of possession of the Expansion Space Two as herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.

         Lessee, if a corporation, states that its registered agent in the District of Columbia is _________________________, having an address at _________________________________________, and that it is a corporation in good standing in the District of Columbia.

                    [Signatures appear on immediately following pages.]

LESSOR:

GREYSTONE SQUARE 127 LIMITED LIABILITY COMPANY, a District of Columbia limited liability company

By:      CAPITOL TREE LIMITED LIABILITY COMPANY,
         a District of Columbia limited liability company, a Member

By;      NEW YORK LIFE INSURANCE AND ANNUITY
         CORPORATION, a Delaware corporation,
         its Member

By:      GREYSTONE REALTY CORPORATION,
         a Delaware corporation, as duly authorized agent for New York Life Insurance and Annuity Corporation


By:
Charles J. Lauckhardt
Vice Chairman and Chief Investment Officer



Attest:


Name:
Title:

(Corporate Seal)

By: KBSK SQUARE 127 LIMITED PARTNERSHIP, a District of Columbia limited partnership, a Member

By: KBSK SQUARE 127 ASSOCIATES, L.L.C., a District of Columbia limited liability company, its sole General
Partner

Attest:
Name:
Title:

By:      The Kiplinger Washington Editors, Inc. a Manager and Member
By:
Name:
Title:

LESSEE:

Putnam, Hayes & Bartlett, Inc.

By:
Name:
Title:

Attest:

Name:
Title:

                                                   "Exhibit D-3"
                                        Declaration As to Date of Delivery
                                          And Acceptance of Possession of
                                           Mandatory Expansion Premises

         Attached to and made a part of the Loan, dated the ___________ day of ___________, 19___, entered into by and between Greystone Square 127 Limited Liability Company, a District of Columbia limited liability company, (the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called "Lessee."

         Lessor and Lessee do hereby declare and evidence that possession of the Expansion Space Two was accepted by Lessee in its "as is" condition on the _____________ day of _____________________, 20___. The Lease is now in full force and effect with regard to Expansion Space Two. For the purpose of this Lease, Expansion Space Two Commencement Date is established as beginning on the __________ day of __________, 1920. As of the date of delivery and acceptance of possession of the Expansion Space Two as herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.

         Lessee, if a corporation, states that its registered agent in the District of Columbia is ___________________________, having an address at _______________________, and that it is a corporation in good standing in the District of Columbia.

               [Signatures appear on immediately following pages.]

LESSOR:

GREYSTONE SQUARE 127 LIMITED LIABILITY COMPANY, a District of Columbia limited liability company

By:      CAPITOL TREE LIMITED LIABILITY TY COMPANY,
         a District of Columbia limited liability company, a Member

By:      NEW YORK LIFE INSURANCE AND ANNUITY
         CORPORATION, a Delaware corporation,
         its Member

By:      GREYSTONE REALTY CORPORATION,
         a Delaware corporation, as duly authorized agent for New York Life Insurance and Annuity Corporation


By:
Charles J. Lauckhardt
Vice Chairman and Chief Investment Officer

Attest:
By:
Name:
Title:

(Corporate Seal)

By: KBSK SQUARE 127 LIMITED PARTNERSHIP, a District of Columbia limited partnership, a Member

By: KBSK SQUARE 127 ASSOCIATES, L.L.C., a District of Columbia limited liability company, its role General
         Partner

By:      The Kiplinger Washington Editors, Inc.
         a Manager and Member

By:
Name:
Title:


Attest:

LESSEE:

Putnam, Hayes & Bartlett, Inc.

By:
Name:
Title:


Attest:

Name:
Title.:

                                                   "Exhibit D-5"
                                          Form of Declaration as to Date
                                           of Delivery and Acceptance of
                                         Possession of An Expansion Space


Attached  to  and  made  a  part  of  the  Lease,   dated  the  _______  day  of
_________________, 19___, entered into by and between Greystone Square 127 Limited Liability Company, a District of Columbia limited liability company, (the "Lessor") and Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation, hereinafter called "Lessee."

         Lessor and Lessee do hereby declare and evidence that possession of the Expansion Space was accepted by Lessee in its "as is" condition on the ______________ day of ________, _____________. The Lease is now in full force and effect with regard to ____________ Expansion Space. For the purpose of the Lease, ________________________ Expansion Space Lease Commencement Date is established as beginning on the day _______of __________, _____________. As of the date of delivery and acceptance of possession of the ______________. Expansion Space as herein set forth, there is to right of set off against rents claimed by Lessee against Lessor.

         Lessee, if a corporation, states that its registered agent in the District of Columbia is _____________________________________, having an address at ___________________, and that it is a corporation in good standing in the District of Columbia.

[Signatures appear on immediately following pages.]

LESSOR:

GREYSTONE SQUARE 127 LIMITED LIABILITY COMPANY, a District of Columbia limited liability company

By:      CAPITOL TREE LIMITED LIABILITY COMPANY,
         a District of Columbia limited liability company, a Member

By:      NEW YORK LIFE INSURANCE AND ANNUITY
         CORPORATION, a Delaware corporation,
         its Member

By:      GREYSTONE REALTY CORPORATION,
         a Delaware corporation, as duly authorized agent for Now York Life Insurance and Annuity Corporation

By:
Charles J. Lauckhardt
Vice Chairman and Chief Investment Officer

Attest:

Name:
Title:

(Corporate Seal)


By: KBSK SQUARE 127 LIMITED PARTNERSHIP, a District of Columbia limited partnership, a Member

By: KBSK SQUARE 127 ASSOCIATES, L.L.C., a District of Columbia limited liability company, its sole General Partner

By:      Its Kiplinger Washington Editors, Inc.
         a Manager and Member

By:
Name:
Title:


Attest: